Exhibit 99.1

May Mobility Selects Ouster’s Lidar Sensors for Autonomous Shuttle Platform

Ouster to supply four OS1 sensors per vehicle for May Mobility autonomous shuttles

San Francisco, CA – February 18, 2021 – Ouster, Inc., a leading provider of high-resolution digital lidar sensors for industrial automation, robotics, smart infrastructure, and automotive, today announced that it has been selected to provide four lidar sensors per vehicle on May Mobility’s next generation of autonomous shuttles.

Since its founding in 2017, May Mobility has rapidly become one of the most visible and successful leaders in shared-ride autonomous vehicles, providing more than 270,000 rides to date.

Over the past several years, May Mobility has built prototypes with a wide variety of lidar sensor options before deciding on Ouster’s sensors for both short range / wide field of view and mid-range lidar placements. The May Mobility team decided to use Ouster’s digital lidar sensors for their high performance, field-tested reliability, and scalable pricing for larger deployments like those May Mobility plans to roll out in Arlington, Texas, and Higashi-Hiroshima, Japan, in 2021.

“As we expand our reach and evolve our shuttle service, it is important for May Mobility to work with outstanding partners that deliver technology solutions that help us ensure a safe experience. We added Ouster’s sensors to our sensor suite for their combination of resolution, range, and reliability and look forward to working with them on upcoming launches,” said Edwin Olson, Founder and CEO of May Mobility.

“May Mobility is a leader in autonomous mobility, and Ouster is excited to help power their next stage of growth. Autonomous shuttles can make cities, campuses, airports, and other congested areas easier and safer to get around for everyone,” said Angus Pacala, CEO of Ouster.

In December, Ouster entered into a definitive merger agreement with Colonnade Acquisition Corp. (NYSE: CLA) (“CLA”) in a transaction that would result in Ouster being listed on the NYSE. The transaction is expected to close in the first half of 2021, subject to satisfaction of customary closing conditions.

About Ouster

Ouster invented its digital lidar in 2015 and is a leading manufacturer of high-resolution digital lidar sensors used throughout the industrial automation, smart infrastructure, robotics, and automotive industries. Ouster’s sensors are reliable, compact, affordable and highly customizable, laying the foundation for digital lidar ubiquity across endless applications and industries. Already hundreds of customers have incorporated Ouster lidar sensors in current products or those in development for imminent commercial release. For more information, visit www.ouster.com, or connect with us on Twitter or LinkedIn.

About May Mobility

May Mobility is a leader in autonomous vehicle technology development and deployment. With more than 270,000 autonomous rides to date, May Mobility is committed to delivering safe, efficient and sustainable shuttle solutions designed to complement today’s public transportation options. The company’s ultimate goal is to realize a world where self-driving systems make transportation more accessible and reliable, the roads safer, and encourage better land use in order to foster more green, vibrant, and livable spaces. To learn more, visit www.maymobility.com.

Additional Information and Where to Find It

This document relates to a proposed business combination (the “Business Combination”) between CLA and Ouster. This document does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. In connection with the proposed Business Combination, CLA filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) on December 22, 2020, which included a proxy statement/prospectus of CLA. CLA’s shareholders, Ouster’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Ouster, CLA and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Ouster and shareholders of CLA as of a record date to be established for voting on the proposed Business Combination. CLA shareholders and Ouster stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to CLA’s secretary at 1400 Centrepark Blvd, Suite 810, West Palm Beach, FL 33401, (561) 712-7860.

Participants in the Solicitation

CLA and its directors and executive officers may be deemed participants in the solicitation of proxies from CLA’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in CLA is contained in CLA’s proxy statement/prospectus filed with the SEC on December 22, 2020, which is available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of CLA’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Ouster and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of CLA in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is contained in CLA’s proxy statement/prospectus filed with the SEC on December 22, 2020, which is available free of charge at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the anticipated timing of the Business Combination and the products and services offered by Ouster. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, (ii) the risk that the Business Combination may not be completed by CLA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CLA, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the agreement and plan of merger by the shareholders of CLA and Ouster, the satisfaction of the minimum trust account amount following redemptions by CLA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the Business Combination on Ouster’s business relationships, performance and business generally, (vii) the ability to implement business plans, forecasts and other expectations after the completion of the proposed Business Combination and (viii) the risk of downturns in the highly competitive lidar technology and related industries. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CLA’s prospectus dated August 20, 2020 related to its initial public offering, its Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by CLA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ouster and CLA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Ouster nor CLA gives any assurance that either Ouster or CLA will achieve its expectations.

Press Contacts:

For Ouster

Erica Bartsch / Nevin Reilly / Alex Kovtun

Sloane-Ouster@sloanepr.com

For May Mobility

Afaf Farah

Telemetry Agency for May Mobility

248-346-0407

afaf@telemetryagency.com